                                                                      EXHIBIT 21

                          SUBSIDIARIES OF THE COMPANY

  Certain active subsidiaries of the Company and their subsidiaries as of December 31, 1994 are listed below. The names of certain subsidiaries, which considered in the aggregate would not constitute a significant subsidiary, have been omitted. On January 4, 1995, the name of Kraft General Foods, Inc. was changed to Kraft Foods, Inc. In addition, corresponding changes to the names of certain of the Company's subsidiaries have been made or will be made.

                                                                    STATE OR
                                                                   COUNTRY OF
                           NAME                                   ORGANIZATION
                           ----                             -------------------------
AB Estrella................................................ Sweden
AB Kraft Jacobs Suchard Lietuva............................ Lithuania
AB Malaco.................................................. Sweden
AB Marabou................................................. Sweden
AB Slotts.................................................. Sweden
AG Chocolat Tobler......................................... Switzerland
Ajinomoto General Foods, Inc. ............................. Japan
Alimentos Kraft de Venezuela, C.A. ........................ Venezuela
A/O Almaty Tobacco Company................................. Kazakhstan
A/O Krasnadortabakprom..................................... Russia
A/O Philip Morris NEVA..................................... Russia
A/S Freia.................................................. Norway
A/S Freia Husholdning...................................... Norway
A/S Maarud................................................. Norway
A/S Malaco................................................. Norway
Beijing Kraft Food Corporation Limited..................... China
Boboli Co. ................................................ Delaware
Bouyea-Fassetts, Inc. ..................................... Delaware
Brains (Food Products) Limited............................. United Kingdom
Branded Restaurant Group, Inc. ............................ Delaware
Burlington Foods, Inc. .................................... Delaware
Cafe GRAND'MERE S.A. ...................................... France
Callard & Bowser-Suchard, Inc. ............................ Delaware
Capri Sun, Inc. ........................................... Delaware
C.A. Tabacalera Nacional................................... Venezuela
Charles Freihofer Baking Company, Inc. .................... New York
Chiffon Corp. ............................................. Delaware
Chocolat Tobler Ltd........................................ United Kingdom
Churny Company, Inc. ...................................... Delaware
Comptoir de la Confiserie & Cie ........................... France
Consolidated Beverage Distributors, Inc. .................. California
Cote d'Or (Netherland) BV.................................. Netherlands
Dart & Kraft Finance N.V. ................................. Netherlands Antilles
Dart & Kraft Financial Services Limited.................... United Kingdom
De La s.r.l. .............................................. Italy
Di Giorno Foods Co. ....................................... Delaware
Egri Dohanygyar kft. ...................................... Hungary
El Gallito Industrial, S.A. ............................... Costa Rica
Entenmann's Frozen Foods, Inc. ............................ Florida
Entenmann's, Inc. ......................................... Delaware

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

                                                                    STATE OR
                                                                   COUNTRY OF
                           NAME                                   ORGANIZATION
                           ----                             -------------------------
Estrella A/S............................................... Denmark
Estrella Invest AB......................................... Sweden
Fabriques de Tabac Reunies S.A............................. Switzerland
Fastighets AB Sigismund.................................... Sweden
Franklin Baker Company of the Philippines ................. Philippines
Freia Choklad & Konfektyr AB............................... Sweden
Freia Chokolade A/S........................................ Denmark
Freia Marabou Danmark A/S.................................. Denmark
Freia Marabou Suchard A.S.................................. Norway
Freia Marabou Sverige AB................................... Sweden
FTR Holding S.A. .......................................... Switzerland
Gardners Good Foods, Inc. ................................. New Jersey
General Foods Bakery Companies, Inc. ...................... Delaware
General Foods Corporation (Australia) Pty. Ltd. ........... Australia
General Foods Credit Corporation........................... Delaware
General Foods Foreign Sales Corporation.................... U.S. Virgin Islands
General Foods Limited ..................................... United Kingdom
General Foods Manufacturing Corporation of Mexico.......... Delaware
General Foods Pty. Ltd. ................................... Australia
Grant Holdings, Inc. ...................................... Pennsylvania
Grundstucksgemeinschaft Kraft Jacobs Suchard GbR .......... Germany
Guangtong Food Company Ltd................................. China
HAG GF AG.................................................. Germany
Hedmark Froforretningog Brenneri A/S....................... Norway
Heinrich Jessens Chokladefabrik A/S........................ Denmark
Herzjunge-Kasewerk GmbH.................................... Germany
HNB Investment Corp. ...................................... Delaware
Hudson Processing, Inc. ................................... Delaware
IAG Industria Alimentos Gerais............................. Brazil
Ibitu Comercio de Cafe Limitada............................ Brazil
Industrial Quesera Menorquina (Portugal) Produtos
 Alimentares LDA........................................... Portugal
International Pet Foods Ltd. .............................. New Zealand
Jack's Frozen Pizza, Inc. ................................. Wisconsin
Jacob Leinenkugel Brewing Company, Inc. ................... Wisconsin
Jacobs Caffe S.p.A. ....................................... Italy
Jacobs Erzeugnisse GmbH.................................... Germany
Jacobs Goldene Tasse Vertriebs GmbH........................ Germany
Jacobs Kaffee Gesellschaft GmbH............................ Austria
Jacobs Suchard Beteiligungs Gesellschaft GmbH ............. Austria
Jacobs Suchard Budapest Ges.m.b.H.......................... Hungary
Jacobs Suchard Cote d'Or Nederland N.V. ................... Belgium
Jacobs Suchard CS spol.s.r.o. ............................. Czech Republic
Jacobs Suchard Dadak A.S. ................................. Czech Republic
Jacobs Suchard do Brasil Alimentos LTDA.................... Brazil
Jacobs Suchard Figaro A.S.................................. Slovak Republic
Jacobs Suchard Finance..................................... Switzerland
Jacobs Suchard Grundst. verwaltung......................... Germany
Jacobs Suchard Pavlides SA................................. Greece
Jacobs Suchard Service GmbH & Co. KG....................... Germany

                                      21-2

                                                                     STATE OR
                                                                    COUNTRY OF
                            NAME                                   ORGANIZATION
                            ----                             -------------------------
Jacobs Suchard S.p.A. ...................................... Italy
Jacobs Suchard Tobler SA.................................... Switzerland
Johann Jacobs GmbH.......................................... Germany
Kaffee HAG AG .............................................. Switzerland
Kaffee Handels Gesellschaft G.m.b.H......................... Germany
The Kenco Coffee Company Limited............................ United Kingdom
KFS Holding, Inc. .......................................... Delaware
KGFI Beverages, Inc. ....................................... Delaware
Kharkov Tobacco Factory..................................... Ukraine
Klaipeda Tobacco Factory.................................... Lithuania
Kraft Chorzele.............................................. Poland
Kraft Food Ingredients Corp. ............................... Delaware
Kraft Foodservice Holding Corporation ...................... Delaware
Kraft Foodservice, Inc. .................................... Delaware
Kraft Foods Limited......................................... Australia
Kraft Foods Limited......................................... United Kingdom
Kraft General Foods AB...................................... Sweden
Kraft General Foods A/p.S................................... Denmark
Kraft General Foods (Asia-Pacific) Limited ................. Hong Kong
Kraft General Foods (Australia) Limited..................... Australia
Kraft General Foods Canada Inc. ............................ Canada
Kraft General Foods Europe GmbH............................. Germany
Kraft General Foods France S.A. ............................ France
Kraft General Foods GmbH.................................... Germany
Kraft General Foods Hellas SA............................... Greece
Kraft General Foods Holdings Norway, Inc. .................. Delaware
Kraft General Foods, Inc. .................................. Delaware
Kraft General Foods International, Inc. .................... Delaware
Kraft General Foods International Services, Inc. ........... Delaware
Kraft General Foods Manufacturing Corporation............... Delaware
Kraft General Foods de Mexico, S.A. de C.V. ................ Mexico
Kraft General Foods New Zealand Limited .................... New Zealand
Kraft General Foods Norge AS................................ Norway
Kraft General Foods (Philippines), Inc. .................... Philippines
Kraft General Foods (Puerto Rico), Inc. .................... Puerto Rico
Kraft General Foods S.p.A. ................................. Italy
Kraft General Foods (U.S.A.) Pte. Ltd. ..................... Singapore
Kraft Holdings Limited (United Kingdom)..................... United Kingdom
Kraft, Inc. ................................................ Delaware
Kraft Jacobs Suchard AG..................................... Switzerland
Kraft Jacobs Suchard Berlin & Co. GmbH KG................... Germany
Kraft Jacobs Suchard Bulgaria Ltd. ......................... Bulgaria
Kraft Jacobs Suchard B.V. .................................. Holland
Kraft Jacobs Suchard Coordination Center SA................. Belgium
Kraft Jacobs Suchard Cote D'Or S.A. ........................ Belgium
Kraft Jacobs Suchard Erzeugnisse GmbH & Co. KG.............. Germany
Kraft Jacobs Suchard Export & Industrial Sales GmbH......... Germany
Kraft Jacobs Suchard France S.A. ........................... France
Kraft Jacobs Suchard GmbH................................... Germany

                                      21-3

                                                                    STATE OR
                                                                   COUNTRY OF
                           NAME                                   ORGANIZATION
                           ----                             -------------------------
Kraft Jacobs Suchard Holding A/S........................... Denmark
Kraft Jacobs Suchard (Holdings) Limited.................... United Kingdom
Kraft Jacobs Suchard Iberia S.A. .......................... Spain
Kraft Jacobs Suchard Ireland Ltd. ......................... Ireland
Kraft Jacobs Suchard Kaffeeveredelungs GmbH & Co. KG....... Germany
Kraft Jacobs Suchard Laverune SNC.......................... France
Kraft Jacobs Suchard La Vosgienne SNC...................... France
Kraft Jacobs Suchard Limited............................... United Kingdom
Kraft Jacobs Suchard Management & Consulting AG............ Switzerland
Kraft Jacobs Suchard Manufacturing & Co. GmbH KG........... Germany
Kraft Jacobs Suchard (Middle East & Africa) Limited........ United Kingdom
Kraft Jacobs Suchard Polski Sp. z.o.o. .................... Poland
Kraft Jacobs Suchard Reims SNC............................. France
Kraft Jacobs Suchard Romania SA............................ Romania
Kraft Jacobs Suchard Service S.A. ......................... France
Kraft Jacobs Suchard Service AG............................ Switzerland
Kraft Manufacturing GmbH................................... Germany
Kraft Suchard Argentina S.A. .............................. Argentina
Malaco A/S................................................. Denmark
Malaco i Eskilstuna AB..................................... Sweden
Malaco (U.K.) Ltd. ........................................ England
Malmo Lakritsfabrik AB..................................... Sweden
Marabou Belgium N.V. ...................................... Belgium
Marabou GmbH............................................... Germany
Marsa Kraft Jacobs Suchard Sabanci Gida Sanayi Ve Ticaret
 A.S. ..................................................... Turkey
Massalin Particulares S.A. ................................ Argentina
Maxpax France SA........................................... France
Maxpax (U.K.) Limited...................................... United Kingdom
MBC Holdings, Inc. ........................................ Wisconsin
Merido Genussmittel GmbH................................... Germany
Miller Brewing Company..................................... Wisconsin
Miller Brewing 1855, Inc................................... Delaware
Mirabell Salzburger Confiserie-und Bisquit mbH............. Austria
Mission Viejo Company...................................... California
N B P Marketing, Inc. ..................................... Delaware
N.V. Kraft Jacobs Suchard S.A. ............................ Belgium
OMFC Service Company....................................... Delaware
Oroweat Bakers Ltd. ....................................... Canada
Oscar Mayer Foods Corporation.............................. Delaware
Oy Estfab AB............................................... Finland
Phenix Leasing Corporation................................. Delaware
Phenix Management Corporation.............................. Delaware
Philip Morris Asia Incorporated............................ Delaware
Philip Morris Belgium S.A. ................................ Belgium
Philip Morris Capital Corporation.......................... Delaware
Philip Morris Corporate Services Inc. ..................... Delaware
Philip Morris Europe S.A. ................................. Delaware
Philip Morris G.m.b.H. .................................... Germany
Philip Morris Holland B.V. ................................ Netherlands

                                      21-4

                                                                     STATE OR
                                                                    COUNTRY OF
                           NAME                                    ORGANIZATION
                           ----                              -------------------------
Philip Morris Incorporated.................................  Virginia
Philip Morris International Finance Corporation............  Delaware
Philip Morris International Inc. ..........................  Delaware
Philip Morris Kabushiki Kaisha.............................  Japan
Philip Morris Korea C.H. ..................................  Korea
Philip Morris Latin America Inc. ..........................  Delaware
Philip Morris Limited......................................  Australia
Philip Morris Management Corp. ............................  New York
Philip Morris Marketing S.A. ..............................  Delaware
Philip Morris Products Inc. ...............................  Virginia
Philip Morris Sales Inc. ..................................  Delaware
PHILSA Philip Morris Sabanci Sigara ve Tutunculuk Sanayi ve
 Ticaret, A.S. ............................................  Turkey
PMCC Leasing Corporation...................................  Delaware
Philip Morris SA, Phillip Morris Sabanci Pazarlama ve Satis
 A.S. .....................................................  Turkey
Porta Pack Corporation.....................................  Delaware
Premierfoods Corporation...................................  Taiwan
Ridg's Finer Foods, Inc. ..................................  Delaware
Riespri S.A. ..............................................  Spain
Roskill Cartage and Storage Limited........................  New Zealand
Rye Ventures, Inc. ........................................  New York
S.A. Jacobs Suchard-Cote d'Or N.V. ........................  Belgium
Seven Seas Foods, Inc. ....................................  Delaware
SICMA SA...................................................  France
Suchard Schokolade GmbH ...................................  Austria
Suchard Tobler Vertriebs GmbH..............................  Germany
Suchard Unterstutzungskasse Gesellschaft m.b.H. ...........  Austria
Superior AgResource, Inc. .................................  Delaware
Tabacalera Centroamericana S.A. ...........................  Guatemala
Tabacalera Costarricense S.A. .............................  Costa Rica
Tabak A.S. ................................................  Czech Republic
Taloca AG..................................................  Switzerland
Taloca Ltda. ..............................................  Brazil
Taloca y Cia Ltda. ........................................  Columbia
Terry's Suchard Limited....................................  United Kingdom
Tianmei Food Company, Ltd. ................................  China
Tombstone Pizza Corporation ...............................  Delaware
Vict Th. Engwall & Co., Inc. ..............................  Delaware
Votesor BV.................................................  Netherlands
Zaklady Przemyslu Cukiemiczego "Olza" SA...................  Poland

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